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CUBIC CORPORATION - SEC FORM 10-K
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                                   EXHIBIT 21


                  SUBSIDIARY CORPORATIONS OF CUBIC CORPORATION
                   PLACE OF INCORPORATION AND PERCENTAGE OWNED

                                                                   PLACE OF             PERCENTAGE
        SUBSIDIARY                                               INCORPORATION             OWNED
        ----------                                               -------------          ----------
CONSOLIDATED CONVERTING CO
Whittier, California                                                California              100%

CUBIC APPLICATIONS, INC
Lacey, Washington                                                   California              100%

CUBIC COMMUNICATIONS, INC
San Diego, California                                               California              100%

CUBIC DATA SYSTEMS, INC
San Diego, California                                               California               90%

CUBIC DEFENSE SYSTEMS, INC
San Diego, California                                               California              100%

CUBIC FOREIGN SALES, INC                                            St. Thomas
San Diego, California                                            U.S. Virgin Islands        100%

CUBIC LAND, INC
San Diego, California                                               California              100%

CUBIC MICROCHIP DEVELOPMENT CORPORATION
San Diego, California                                               California              100%

CUBIC TRANSPORTATION SYSTEMS, INC
San Diego, California                                               California              100%

CUBIC TRANSPORTATION SYSTEMS FAR EAST LIMITED
Hong Kong, China                                                    Hong Kong               100%

CUBIC TRANSPORTATION SYSTEMS LIMITED
London, England                                                     England                 100% *
  * (100% owned subsidiary of Cubic (UK) Limited)

CUBIC TRANSPORTATION SYSTEMS (AUSTRALIA) PTY LIMITED
New South Wales, Australia                                          Australia               100% *
  * (50% owned subsidiary of Cubic Corporation and
      50% owned subsidiary of Cubic Transportation Systems, Inc.)

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CUBIC CORPORATION - SEC FORM 10-K
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SUBSIDIARY CORPORATIONS OF CUBIC CORPORATION--CONTINUED

                                                                   PLACE OF             PERCENTAGE
        SUBSIDIARY                                               INCORPORATION             OWNED
        ----------                                               -------------          ----------

CUBIC (UK) LIMITED
London, England                                                     England                 100%

CUBIC WORLDWIDE TECHNICAL SERVICES, INC
San Diego, California                                               Delaware                100%

NAVSAT CORPORATION
San Diego, California                                               California              100%

SCANPOINT TECHNOLOGY A/S
Brondby, Denmark                                                    Denmark                 100%*
  * (100% owned subsidiary of Cubic Transportation Systems, Inc.)
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